EXHIBIT 10.32

NOTICE OF EXTENSION AND

SECOND AMENDMENT TO COLLABORATION AGREEMENT

This Notice and Amendment to the Collaboration Agreement (the “Amendment”) dated as of December 15, 2003 (the “Effective Date”) is between Sunesis Pharmaceuticals, Inc., having a principal place of business at 341 Oyster Point Boulevard, South San Francisco, California 94080 (“Sunesis”), a Delaware Corporation, and Johnson & Johnson Pharmaceutical Research & Development, L.L.C., a limited liability company, having a principal place of business at 920 U.S. Route 202, Raritan, New Jersey 08869 (“JJPRD”).  Sunesis and JJPRD may be referred to individually herein as a “Party” or together as the Parties and all references to “Sunesis” and “JJPRD” shall include their respective Affiliates, unless otherwise indicated.

RECITALS

WHEREAS, Sunesis and JJPRD entered into a Collaboration Agreement dated May 3, 2002 (the “Agreement”); and

WHEREAS, Sunesis and JJPRD amended the Collaboration Agreement December 15, 2002 (the “First Amendment”); and

WHEREAS, Sunesis and JJPRD desire to make modifications to the Agreement for the purpose of extending the Research Term for one (1) additional year and providing funding by JJPRD for the Research Program under the Agreement and the extended Research Term; and

WHEREAS, JJRPD desires to give written Notice of its intention to extend the Research Term of the Collaboration Agreement with Sunesis.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, Sunesis and JJPRD hereby agree as follows:

1.             Capitalized terms used in this Amendment and not otherwise defined here shall have the meanings ascribed to such terms in the Agreement.

2.             Pursuant to Article 2.4, JJPRD elects to extend the Research Term one (1) additional year from May 3, 2004 through May 2, 2005 (the “First Extension”).  Sunesis agrees to dedicate and JJPRD agrees to fund [*] ([*]) FTE’s during the First Extension of the Research Term at [*] dollars ($[*]) plus [*] ([*]%) or [*] dollars ($[*]) per FTE as provided under Article 5.1.1(b).

3.             The Parties agree the remaining FTE payments, both for the initial two year Research Term and the First Extension, will be made in advance according to the following schedule:

Confidential treatment has been requested for portions of this exhibit.  The copy filed herewith omits the information subject to the confidentiality request.  Omissions are designated as [*].  A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(i)            $[*] for the remainder of the initial two year Research Term ([*] FTE’s at $[*] per FTE from February 3, 2004 through May 2, 2004),

(ii)           $[*] for the 2004 portion of the First Extension ([*] FTE’s at $[*] per FTE from May 3, 2004 through December 31, 2004), and

(iii)          $[*] for the 2005 portion of the First Extension ([*] FTE’s at $[*] per FTE from January 1, 2005 through May 2, 2005).

It is agreed that in partial recognition of the right of JJPRD to extend the Research Term hereunder, items (i) and (ii) or $[*] shall be due on the Second Amendment Effective Date and will be payable by JJPRD within thirty (30) days after the Second Amendment Effective Date and that item (iii) shall de due on January 1, 2005 and will be paid by JJPRD at any time prior to thirty (30) days after January 1, 2005.

5.             Pursuant to Article 3.4, the JRC shall decide prior to execution of this Amendment how to distribute the FTE’s during the First Extension of the Research Term.

5.             Except to the extent modified or amended herein, all other terms and conditions of the Agreement shall remain in full force and effect.

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[*] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as a sealed instrument effective as of the date first above written.

SUNESIS PHARMACEUTICALS, INC.

By:

Name:

Title:

JOHNSON & JOHNSON PHARMACEUTICAL

RESEARCH & DEVELOPMENT, L.L.C.

By:

Name:

Title: